EXHIBIT 10.2

SECURITIES PURCHASE AGREEMENT

This SECURITIES PURCHASE AGREEMENT (the “Agreement”) is dated as of February 11, 2015 by and among chatAND, Inc., a Nevada corporation (the “Company”), and each of the purchasers identified on the signature pages hereto and such purchasers’ respective successors and assigns (individually, a “Purchaser” and collectively, the “Purchasers”).

The parties hereto agree as follows:

Article I.
Purchase and Sale of COMMON Stock

Section 1.01 Purchase and Sale of Stock. Upon the following terms and conditions, the Company shall issue and sell to each Purchaser, and each Purchaser shall, severally and not jointly, purchase from the Company, that number of shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), as is set forth on each such Purchaser’s signature page hereto (collectively, the “Shares”), at a price per share equal to $0.20 (the “Per Share Purchase Price”). The Company and the Purchasers are executing and delivering this Agreement in accordance with and in reliance upon the exemption from securities registration afforded by Rule 506 of Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Securities Act”). The maximum number of shares of Common Stock to be issued and sold by the Company pursuant to this Agreement is 1,250,000 shares of Common Stock for aggregate gross proceeds of up to $250,000. Each Purchaser acknowledges and agrees that there is no minimum number of shares of Common Stock required to be issued and sold by the Company hereunder and, accordingly, the Closing (as defined below), is not conditional upon any minimum number of shares of Common Stock being issued and sold hereunder.

Section 1.02 Warrants. The Company agrees to issue to each Purchaser a Warrant in substantially the form attached hereto as Exhibit A (each a “Warrant” and collectively, the “Warrants”), to purchase that number of shares of Common Stock as is equal to one-hundred percent (100%) of the number of Shares purchased by each such Purchaser hereunder. The Warrants shall have an initial term of five (5) years from their issuance date and shall have an initial exercise price per share equal to $0.24.

Section 1.03 Warrant Shares. The Company has authorized and has reserved and covenants to continue to reserve, free of preemptive rights and other similar contractual rights of stockholders, that number of shares of Common Stock equal to one hundred percent (100%) of the number of shares of Common Stock as shall from time to time be sufficient to effect the exercise of all of the Warrants then outstanding. Any shares of Common Stock issuable upon exercise of the Warrants (and such shares when issued) are herein referred to as the “Warrant Shares”. The Shares, the Warrants and the Warrant Shares are sometimes collectively referred to as the “Securities.”

Section 1.04 Closing. The closing of the purchase and sale of the Shares and the Warrants hereunder (the “Closing”) shall occur concurrently with the execution of this Agreement by the Company and the Purchasers. In particular, immediately following execution of this Agreement by the Purchasers and the Company, each Purchaser shall transmit to the Company, via wire transfer of immediately available funds, such Purchaser’s total purchase price hereunder (with respect to each Purchaser, the “Individual Purchase Price”), and the Company shall deliver an originally executed Warrant to each Purchaser to acquire that number of shares of Common Stock as is set forth on such Purchaser’s signature page hereto and irrevocably instruct the Company’s transfer agent to deliver to each Purchaser a stock certificate for the number of Shares purchased hereunder by each such Purchaser.

EXHIBIT 10.2

Article II.
Representations and Warranties

Section 2.01 Representations and Warranties of the Company. The Company hereby represents and warrants to the Purchasers, as of the date hereof, as follows:

(a) Organization, Good Standing and Power. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Nevada and has the requisite corporate power to own, lease and operate its properties and assets and to conduct its business as it is now being conducted. The Company is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary except for any jurisdiction(s) (alone or in the aggregate) in which the failure to be so qualified will not have material adverse effect on the business, operations, assets, properties, prospects or financial condition of the Company and its subsidiaries, taken as a whole, and/or any condition, circumstance, or situation that would prohibit or otherwise interfere with the ability of the Company to perform any of its obligations under the Transaction Documents in any material respect (each, a “Material Adverse Effect”).

(b) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and perform this Agreement and the Warrants (collectively, the “Transaction Documents”) and to issue and sell the Shares and the Warrants in accordance with the terms hereof and otherwise carry out its obligations thereunder. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary corporate action, and no further consent or authorization of the Company or its Board of Directors or stockholders is required. The Transaction Documents have been duly executed and delivered by the Company. Each of the Transaction Documents constitutes a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting generally the enforcement of, creditor’s rights and remedies or by other equitable principles of general application.

(c) Issuance of Shares. The Shares and the Warrants to be issued at the Closing have been duly authorized by all necessary corporate action and the Shares, when paid for or issued in accordance with the terms hereof, shall be validly issued and outstanding, fully paid and nonassessable. When the Warrant Shares are issued in accordance with the terms of the Warrants, such shares will be duly authorized by all necessary corporate action and validly issued and outstanding, fully paid and nonassessable, and the holders shall be entitled to all rights accorded to a holder of Common Stock.

(d) No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company, the performance by the Company of its obligations under the Warrants and the consummation by the Company of the transactions contemplated herein and therein do not and will not (i) conflict with or violate any provision of the Company’s Articles of Incorporation or Bylaws, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, mortgage, deed of trust, indenture, note, bond, license, lease agreement, instrument or obligation to which the Company is a party or by which it or its properties or assets are bound, (iii) create or impose a lien, mortgage, security interest, charge or encumbrance of any nature on any property of the Company under any agreement or any commitment to which the Company is a party or by which the Company is bound or by which any of its properties or assets are bound or (iv) result in a violation of any federal, state, local or foreign statute, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Company or by which any property or asset of the Company are bound or affected, except, in all cases other than violations pursuant to clause (i) above, for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have or reasonably be expected to have a Material Adverse Effect.

(e) Commission Documents, Financial Statements. The Common Stock of the Company is registered pursuant to Section 12(b) or 12(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the Commission pursuant to the reporting requirements of the Exchange Act, including material filed pursuant to Section 13(a) or 15(d) of the Exchange Act from January 1, 2011 through the date hereof (all of the foregoing including filings incorporated by reference therein being referred to herein as the “Commission Documents”). At the times of their respective filings, the Commission Documents complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission promulgated thereunder and other federal, state and local laws, rules and regulations applicable to such documents and, as for their respective dates, none of the Commission Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the Commission Documents comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the Commission or other applicable rules and regulations with respect thereto. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements), and fairly present in all material respects the financial position of the Company and its subsidiaries as of the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

Section 2.02 Representations and Warranties of the Purchasers. Each of the Purchasers hereby makes the following representations and warranties to the Company with respect solely to itself and not with respect to any other Purchaser:

(a) Organization and Standing of the Purchasers. If the Purchaser is an entity, such Purchaser is a corporation, limited liability company or partnership duly incorporated or organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization.

(b) Authorization and Power. Each Purchaser has the requisite power and authority to enter into and perform this Agreement and to purchase the Securities being sold to it hereunder. The execution, delivery and performance of this Agreement by such Purchaser and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary corporate or partnership action, and no further consent or authorization of such Purchaser or its Board of Directors, stockholders, or partners, as the case may be, is required. This Agreement has been duly authorized, executed and delivered by such Purchaser and constitutes, or shall constitute when executed and delivered, a valid and binding obligation of the Purchaser enforceable against the Purchaser in accordance with the terms thereof, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting generally the enforcement of, creditor’s rights and remedies or by other equitable principles of general application.

(c) Purchase For Own Account. Each Purchaser is acquiring the Securities solely for its own account and not with a view to or for sale in connection with distribution. Each Purchaser does not have a present intention to sell the Shares or the Warrants, nor a present arrangement (whether or not legally binding) or intention to effect any distribution of the Shares or the Warrants to or through any person or entity; provided, however, that by making the representations herein and subject to Section 2.02(g) below, such Purchaser does not agree to hold the Shares or the Warrants for any minimum or other specific term and reserves the right to dispose of the Shares or the Warrants at any time in accordance with federal and state securities laws applicable to such disposition. Each Purchaser acknowledges that it is able to bear the financial risks associated with an investment in the Securities and that it has been given full access to such records of the Company and its subsidiaries and to the officers of the Company and its subsidiaries and received such information as it has deemed necessary or appropriate to conduct its due diligence investigation and has sufficient knowledge and experience in investing in companies similar to the Company in terms of the Company’s stage of development so as to be able to evaluate the risks and merits of its investment in the Company.

(d) Status of Purchasers. Such Purchaser is an “accredited investor” as defined in Regulation D promulgated under the Securities Act. Such Purchaser is not required to be registered as a broker-dealer under Section 15 of the Exchange Act and such Purchaser is not a broker-dealer.

(e) Opportunities for Additional Information. Each Purchaser acknowledges that such Purchaser has had the opportunity to ask questions of and receive answers from, or obtain additional information from, the executive officers of the Company concerning the financial and other affairs of the Company, and to the extent deemed necessary in light of such Purchaser’s personal knowledge of the Company’s affairs, such Purchaser has asked such questions and received answers to the full satisfaction of such Purchaser, and such Purchaser desires to invest in the Company. Neither such inquiries nor any other investigation conducted by or on behalf of such Purchaser or its representatives or counsel shall modify, amend or affect such Purchaser’s right to rely on the truth, accuracy and completeness of the Company’s representations and warranties contained in the Transaction Documents.

(f) No General Solicitation. Each Purchaser acknowledges that the Shares and the Warrants were not offered to such Purchaser by means of any form of general or public solicitation or general advertising, or publicly disseminated advertisements or sales literature, including (i) any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media, or broadcast over television or radio or (ii) any seminar or meeting to which such Purchaser was invited by any of the foregoing means of communications.

(g) Rule 144. Such Purchaser understands that the Securities must be held indefinitely unless such Shares or Warrants are registered under the Securities Act or an exemption from registration is available. Such Purchaser acknowledges that such Purchaser is familiar with Rule 144 of the rules and regulations of the Commission, as amended, promulgated pursuant to the Securities Act (“Rule 144”), and that such person has been advised that Rule 144 permits resales only under certain circumstances. Such Purchaser understands that to the extent that Rule 144 is not available, such Purchaser will be unable to sell any Shares or Warrants without either registration under the Securities Act or the existence of another exemption from such registration requirement.

(h) General. Such Purchaser understands that the Securities are being offered and sold in reliance on a transactional exemption from the registration requirement of federal and state securities laws and the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of such Purchaser set forth herein in order to determine the applicability of such exemptions and the suitability of such Purchaser to acquire the Securities.

(i) Governmental Review. The Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Shares or the Warrants.

(j) Independent Investment. Except as may be disclosed in any filings with the Commission by the Purchasers under Section 13 and/or Section 16 of the Exchange Act, no Purchaser has agreed to act with any other Purchaser for the purpose of acquiring, holding, voting or disposing of the Securities purchased hereunder for purposes of Section 13(d) under the Exchange Act, and each Purchaser is acting independently with respect to its investment in the Securities.

Article III.
OTHER AGREEMENTS OF THE PARTIES

Section 3.01 Transfer Restrictions.

(a) The Purchasers covenant that the Securities will only be disposed of pursuant to an effective registration statement under, and in compliance with the requirements of, the Securities Act or pursuant to an available exemption from the registration requirements of the Securities Act, and in compliance with any applicable state securities laws. In connection with any transfer of Securities other than pursuant to an effective registration statement or to the Company, or pursuant to Rule 144 at such time that the Company is not required to be in compliance with Rule 144(c) and any other limitations or requirements set forth in Rule 144, the Company may require the transferor to provide the Company with an opinion of counsel selected by the transferor, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration under the Securities Act.

(b) The Purchasers agree to the imprinting of the following legend on any certificate evidencing any of the Securities (in addition to any legend required by applicable state securities or “blue sky” laws):

THESE SECURITIES REPRESENTED BY THIS CERTIFICATE (THE “SECURITIES”) HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR THE COMPANY SHALL HAVE RECEIVED AN OPINION OF COUNSEL THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.

Section 3.02 Integration. The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Shares and Warrants in a manner that would require the registration under the Securities Act of the sale of the Shares and Warrants to the Purchasers.

Section 3.03 Securities Laws Disclosure; Publicity. The Company shall, at or before 5:30 p.m., New York time, on the fourth business day following execution of this Agreement, file a Current Report on Form 8-K with the Commission describing the terms of the transactions contemplated by the Transaction Documents and including as exhibits to such Current Report on Form 8-K the Transaction Documents, in the form required by the Exchange Act. Thereafter, the Company shall timely file any filings and notices required by the Commission or applicable state law with respect to the transactions contemplated hereby and provide copies thereof to the Purchasers upon request.

Section 3.04 Purchase Price Reset.

(a) Until the date that is twelve months after the date hereof, in the event that the Company issues or sells any shares of Common Stock or any Common Stock Equivalent (as defined below) pursuant to which shares of Common Stock may be acquired at a price less than the Base Price (as defined below) (subject to appropriate adjustments for any stock dividend, stock split, stock combination, reclassification or similar transaction after the date hereof) (such lower price, the “Lower Price” and such issuances, collectively, a “Dilutive Issuance”), then the Company shall promptly issue such number of additional shares of Common Stock to each Purchaser, for no additional consideration, equal to the product of (A) a fraction the numerator of which is the Base Price and the denominator of which is the Lower Price and (B) the number of Shares then held by the Purchaser plus the number of shares of Common Stock previously issued to such Purchaser pursuant to this Section 3.04(a) then held by the Purchaser (each such additional issuance of shares of Common Stock, a “Dilution Adjustment”). Such Dilution Adjustment shall be made successively whenever such a Dilutive Issuance is made. Notwithstanding the foregoing, this Section 3.04(a) shall not apply in respect of an Exempt Issuance (as defined below). No fractional shares shall be issued as a result of this Section 3.04(a) and any fractional shares shall be rounded down to the nearest whole number.

(b) For the purposes of this Agreement:

(i) “Affiliate” of any Person means any other Person directly or indirectly controlling, controlled by or under direct or indirect common control with such Person.

(ii) “Base Price” means, initially, the Per Share Purchase Price and after each Dilution Adjustment, the Lower Price that resulted in such Dilution Adjustment.

(iii) “Common Stock Equivalent” means any securities of the Company which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

(iv) “Exempt Issuance” means the issuance of (A) shares of Common Stock or options to employees, officers, consultants or directors of the Company pursuant to any stock option plan of the Company in effect on the date hereof on the terms in effect on the date hereof, (B) securities upon the exercise or exchange of or conversion of any Securities issued hereunder, (C) Common Stock Equivalents issued and outstanding on the date of this Agreement, provided that such Common Stock Equivalents have not been amended since the date of this Agreement to increase the number of such securities or to decrease the exercise price, exchange price or conversion price of such securities and (D) securities issued in connection with a joint venture, merger, acquisition, or consolidation of all or substantially all of the assets, securities or business division of another entity or other strategic transaction so long as, in each case, such issuances are not for the principal purpose of raising capital.

(v) “Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

(vi) “Principal Market” means whichever of the NYSE MKT, Nasdaq Capital Market, Nasdaq Global Market, Nasdaq Global Select Market, Bulletin Board, New York Stock Exchange or any over-the-counter bulletin board service maintained by OTC Markets Group Inc. is at the time the principal trading exchange or market for the Common Stock.

Article IV.
Miscellaneous

Section 4.01 Fees and Expenses. Except as otherwise set forth in this Agreement and the other Transaction Documents, each party shall pay the fees and expenses of its advisors, counsel, accountants and other experts, if any, and all other expenses, incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all stamp or other similar taxes and duties levied in connection with issuance of the Shares and the Warrants pursuant hereto.

Section 4.02 Specific Enforcement, Consent to Jurisdiction.

(a) The Company and the Purchasers acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement or the other Transaction Documents were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to seek an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof or thereof, this being in addition to any other remedy to which any of them may be entitled by law or equity.

(b) Each of the Company and the Purchasers (i) hereby irrevocably submits to the jurisdiction of the United States District Court sitting in the Southern District of New York and the courts of the State of New York located in New York County for the purposes of any suit, action or proceeding arising out of or relating to this Agreement or any of the other Transaction Documents or the transactions contemplated hereby or thereby and (ii) hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. Each of the Company and the Purchasers consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing in this Section 4.02(b) shall affect or limit any right to serve process in any other manner permitted by law.

Section 4.03 Entire Agreement; Amendment. This Agreement (including all exhibits and schedules hereto) and the Transaction Documents contain the entire understanding and agreement of the parties with respect to the matters covered hereby and, except as specifically set forth herein or in the Transaction Documents, neither the Company nor any of the Purchasers makes any representations, warranty, covenant or undertaking with respect to such matters and they supersede all prior understandings and agreements with respect to said subject matter, all of which are merged herein. No provision of this Agreement may be waived or amended other than by a written instrument signed by the Company and the Purchasers holding a majority of the Shares then outstanding and held by Purchasers. No such amendment or waiver shall be effective to the extent that it applies to less than all of the holders of the Shares then outstanding.

Section 4.04 Notices. Any notice, demand, request, waiver or other communication required or permitted to be given hereunder shall be in writing and shall be effective (a) upon hand delivery, e-mail or facsimile at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

(a) If to the Company:

chatAND, Inc.

244 5th Avenue, Suite C68

New York, New York

Attention: Victoria Rudman, CFO

Fax No.: (305) 692-3703

with copies to:

Quick Law Group PC

1035 Pearl Street, Suite 403

Boulder, CO 80302

Attention: Jeffrey M. Quick, Esq.

Fax No.: (303) 845-7315

(b) If to any Purchaser at the address of such Purchaser set forth on the signature pages hereto.

Any party hereto may from time to time change its address for notices by giving at least ten (10) days written notice of such changed address to the other party hereto.

Section 4.05 Waivers. No waiver by either party of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provisions, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

Section 4.06 Headings. The article, section and subsection headings in this Agreement are for convenience only and shall not constitute a part of this Agreement for any other purpose and shall not be deemed to limit or affect any of the provisions hereof.

Section 4.07 Successors and Assigns; Restrictions on Transfer. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Purchasers.

Section 4.08 No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

Section 4.09 Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, without giving effect to any of the conflicts of law principles which would result in the application of the substantive law of another jurisdiction. This Agreement shall not be interpreted or construed with any presumption against the party causing this Agreement to be drafted. Each party hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all rights to a trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

Section 4.10 Survival. The representations and warranties of the Company and the Purchasers shall survive the execution and delivery hereof and the Closing hereunder for the applicable statute of limitations period.

Section 4.11 Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement and shall become effective when counterparts have been signed by each party and delivered to the other parties hereto, it being understood that all parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

Section 4.12 Severability. The provisions of this Agreement and the other Transaction Documents are severable and, in the event that any court of competent jurisdiction shall determine that any one or more of the provisions or part of the provisions contained in this Agreement or the other Transaction Documents shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision or part of a provision of this Agreement or the other Transaction Documents and such provision shall be reformed and construed as if such invalid or illegal or unenforceable provision, or part of such provision, had never been contained herein, so that such provisions would be valid, legal and enforceable to the maximum extent possible.

Section 4.13 Further Assurances. From and after the date of this Agreement, upon the request of any Purchaser or the Company, each of the Company and the Purchasers shall execute and deliver such instrument, documents and other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement, the Shares, the Warrants and the Warrant Shares.

Section 4.14 Like Treatment of Purchasers. No consideration shall be offered or paid to any Purchaser to amend or consent to a waiver or modification of any provision of any of the Transaction Documents unless the same consideration is also offered to all of the Purchasers then holding Shares. Further, the Company shall not make any payments or issue any securities to the Purchasers in amounts which are disproportionate to the respective numbers of outstanding Shares held by any Purchasers at any applicable time. For clarification purposes, this provision constitutes a separate right granted to each Purchaser by the Company and negotiated separately by each Purchaser, and is intended for the Company to treat the Purchasers as a class and shall not in any way be construed as the Purchasers acting in concert or as a group with respect to the purchase, disposition or voting of the Shares, the Warrants or otherwise.

[SIGNATURE PAGES FOLLOWS]

Company Signature Page

IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed by an authorized signatory as of the date first above written.

chatAND, Inc.

By:	/s/ Michael Lebor
Name:	Michael Lebor
Title:	Chief Executive Officer

Purchaser Signature Page

By its execution and delivery of this signature page, the undersigned Purchaser hereby joins in and agrees to be bound by the terms and conditions of the Securities Purchase Agreement dated as of February 11, 2015 (the “Purchase Agreement”) by and among chatAND, Inc. and the Purchasers (as defined therein), as to the number of shares of Common Stock set forth below and as to a Warrant to purchase the number of Warrant Shares (as defined therein) set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.

Name of Purchaser: Jonathan Steinhouse

By:	/s/ Jonathan Steinhouse
Name:	Jonathan Steinhouse

Address:	1315 S. Alder Street
Philadelphia, PA 19147

Telephone No.: 215-694-6553

Facsimile No.:

Email Address:

Number of Shares: 50,000

Number of Warrant Shares: 50,000

Aggregate Purchase Price: $0.20

Tax ID No. ###-##-####

Delivery Instructions (if different than above):

c/o: __________________________________________________

Address: ______________________________________________

_____________________________________________________

Telephone No.: _________________________________________

Facsimile No. : __________________________________________

Other Special Instructions: _________________________________

EXHIBIT A to the
SECURITIES PURCHASE AGREEMENT FOR
chatAND, INC.

FORM OF WARRANT

No. 012

NEITHER THIS WARRANT NOR ANY OF THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAW. NO TRANSFER OF THIS WARRANT OR OF THE SECURITIES ISSUABLE UPON EXERCISE HEREOF SHALL BE VALID OR EFFECTIVE UNLESS SUCH TRANSFER IS MADE (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAW, OR (B) PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND ANY APPLICABLE STATE OR LOCAL SECURITIES LAW (INCLUDING WITHOUT LIMITATION THE DELIVERY OF A LEGAL OPINION FROM COUNSEL TO THE TRANSFEROR, REASONABLY SATISFACTORY, IF REQUESTED BY THE COMPANY). THIS WARRANT IS SUBJECT TO A RIGHT OF FIRST REFUSAL AND CERTAIN ADDITIONAL TRANSFER RESTRICTIONS AS SET FORTH HEREIN.

WARRANT TO PURCHASE SHARES OF COMMON STOCK
OF CHATAND, INC.
(Void February 10, 2010)

This certifies that Jonathan Steinhouse, an Individual with offices located 1315 S. Alder Street, Philadelphia, PA 19147 or its permitted assigns (“Holder”), for value received, is entitled to purchase from chatAND, Inc., a Nevada corporation, with offices located at 244 5th Avenue, Suite C68, New York, New York 10001 (the “Company”), a maximum of 2,000,000 fully paid and nonassessable shares of the Company’s Common Stock, par value $0.00001 (the “Common Stock”) for cash at a price of $0.10 per share (the “Exercise Price”) at any time or from time to time up to and including 5:00 p.m. (Eastern Standard Time) on the Expiration Date (as defined below) (the “Warrant”) upon surrender to the Company at its principal office (or at such other location as the Company may advise the Holder in writing) of this Warrant properly endorsed with the Form of Subscription attached hereto as Exhibit B duly filled in and signed and upon payment of the aggregate Exercise Price for the number of shares for which this Warrant is being exercised determined in accordance with the provisions of Section 1 hereof. In the event the Company raises equity or debt financing or a combination thereof during the term of this Warrant at a price per share of Common Stock less than $0.10 (as adjusted pursuant to Section 7), the Exercise Price shall be reduced to the price at which such equity is sold.

By accepting this Warrant, Holder represents that Holder is, and will be at the time of any exercise under this Warrant, an “accredited investor,” as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act, is experienced in investments and business matters, has made investments of a speculative nature and, with its representatives, has such knowledge and experience in financial, tax and other business matters as to enable such Holder to utilize the information available with respect to the Company to evaluate the merits and risks of and to make an informed investment decision with respect to the proposed purchase, which represents a speculative investment. Holder has the authority and is duly and legally qualified to purchase and own shares of the Company. Holder is able to bear the risk of such investment for an indefinite period and to afford a complete loss thereof.

As used herein, “Expiration Date” shall mean the earlier of (i) five (5) years from the date of this Warrant, (ii) any merger or consolidation of the Company in which the Company is not the surviving entity and in which the Company’s stockholders of record as constituted immediately prior to such merger or consolidation will, immediately after such merger or consolidation, hold less than 50% of the voting power of the surviving or acquiring entity or (iii) the sale of all or substantially all of Company’s assets.

The Warrant is subject to the following terms and conditions:

1. Exercise; Issuance of Certificates; Payment for Shares. (a) This Warrant is exercisable at the option of the Holder at any time, or from time to time, up to the Expiration Date for all or any part of the shares of Common Stock (but not for a fraction of a share) which may be purchased hereunder. The Company agrees that the shares of Common Stock purchased under this Warrant shall be and are deemed to be issued to the Holder hereof as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered, properly endorsed, together with the completed, executed Form of Subscription and payment made for such shares. Certificates for the shares of Common Stock so purchased, together with any other securities or property to which the Holder hereof is entitled upon such exercise, shall be delivered to the Holder hereof by the Company at the Company’s expense within a reasonable time after the rights represented by this Warrant have been so exercised. In case of a purchase of less than all the shares which may be purchased under this Warrant, the Company shall cancel this Warrant and execute and deliver a new Warrant or Warrants of like tenor, for the balance of the shares purchasable under the Warrant surrendered upon such purchase to the Holder hereof within a reasonable time. Each stock certificate so delivered shall be in such denominations of Common Stock as may be requested by the Holder hereof and shall be registered in the name of such Holder.

(b) Notwithstanding any provisions herein to the contrary, the Holder may exercise this Warrant by a cashless exercise and shall receive the number of shares of Common Stock equal to an amount (as determined below) by surrender of this Warrant at the principal office of the Company together with the properly endorsed Notice of Exercise in which event the Company shall issue to the Holder a number of shares of Common Stock computed using the following formula:

X = Y - (A)(Y)

B

Where	X = the number of shares of Common Stock to be issued to the Holder.

Y = the number of shares of Common Stock purchasable upon exercise of all of the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being exercised.

A = the Exercise Price.

B = the per share market value of one share of Common Stock.

2. Shares To Be Fully Paid; Reservation of Shares. The Company covenants and agrees that all shares of Common Stock which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be duly authorized, validly issued, fully paid and nonassessable. The Company further covenants and agrees that, during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved, for the purpose of issue or transfer upon exercise of the subscription rights evidenced by this Warrant, a sufficient number of shares of authorized but unissued Common Stock, or other securities and property, when and as required to provide for the exercise of the rights represented by this Warrant. The Company will take all such action as may be necessary to assure that such shares of Common Stock may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of any domestic securities exchange upon which the Common Stock may be listed; provided, however, that the Company shall not be required to effect a registration under Federal, any state or applicable foreign securities laws with respect to such exercise.

3. Restrictive Legends. Each certificate for Common Stock initially issued upon the exercise of this Warrant, and each certificate for Common Stock issued to any subsequent transferee of any such certificate, shall be stamped or otherwise imprinted with a legend in substantially the following form:

“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAW. NO TRANSFER OF THE SHARES REPRESENTED BY THIS CERTIFICATE SHALL BE VALID OR EFFECTIVE UNLESS SUCH TRANSFER IS MADE (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, OR (B) PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND ANY APPLICABLE STATE OR LOCAL SECURITIES LAW (INCLUDING WITHOUT LIMITATION THE DELIVERY OF A LEGAL OPINION FROM COUNSEL TO THE TRANSFEROR, REASONABLY SATISFACTORY, IF REQUESTED BY THE COMPANY).”

4. Closing of Books. The Company will at no time close its transfer books against the transfer of any warrant or of any shares of Common Stock issued or issuable upon the exercise of any warrant in any manner which interferes with the timely exercise of this Warrant.

5. No Voting or Dividend Rights; Limitation of Liability. Nothing contained in this Warrant shall be construed as conferring upon the Holder hereof the right to vote or to consent or to receive notice as a stockholder of the Company or any other matters or any rights whatsoever as a stockholder of the Company. No dividends or interest shall be payable or accrued in respect of this Warrant or the interest represented hereby or the shares purchasable hereunder until, and only to the extent that, this Warrant shall have been exercised. No provisions hereof, in the absence of affirmative action by the Holder to purchase shares of Common Stock, and no mere enumeration herein of the rights or privileges of the Holder hereof shall give rise to any liability of such Holder for the Exercise Price or as a stockholder of the Company, whether such liability is asserted by the Company or by its creditors.

6. Transfer of Warrants. Except for transfers of this Warrant (or of Common Stock received upon exercise of this Warrant) for estate planning purposes of the Holder (provided that any such transferee or assignee, prior to the completion of the sale, transfer or assignment shall have executed documents assuming the obligations of the Holder under this Warrant with respect to the transferred securities), the Holder may not transfer this Warrant nor any shares of Common Stock received upon exercise of this Warrant without the written consent of the Company.

7. Certain Adjustments.

(a) Adjustment of Exercise Price upon Issuance of Common Stock. Except with respect to Excluded Securities, if and whenever during the term of this Warrant the Company issues or sells Common Stock, options for common stock, or convertible securities for a consideration per share (the “New Exercise Price”) less than a price equal to the Exercise Price in effect immediately prior to such issue, conversion, or sale or deemed issuance or sale (such Exercise Price then in effect is referred to herein as the “Applicable Price”) (the foregoing a “Dilutive Issuance”), then, immediately after such Dilutive Issuance, the Exercise Price then in effect shall be reduced to an amount equal to the New Exercise Price. For the avoidance of doubt, if the New Exercise Price is greater than the Applicable Price, there shall be no adjustment to the Exercise Price. For the purposes of this Section 7(a), “Excluded Securities” means any shares of Common Stock, options, restricted stock units or convertible securities issued or issuable (i) in connection with any approved stock plan and (ii) in connection with mergers, acquisitions, strategic licensing arrangements, strategic business partnerships or joint ventures, in each case with non-affiliated third parties and otherwise on an arm’s-length basis, the purpose of which is not to raise additional capital. Notwithstanding the foregoing, any Common Stock issued or issuable to raise capital for the Company or its subsidiaries, directly or indirectly, in connection with any transaction contemplated by clause (ii) above, including, without limitation, securities issued in one or more related transactions or that result in similar economic consequences, shall not be deemed to be Excluded Securities.

(b) Stock Dividends and Stock Splits. If the Company, at any time while this Warrant is outstanding: (A) pays a stock dividend or otherwise makes a distribution or distributions payable in shares of Common Stock on shares of Common Stock; (B) subdivides outstanding shares of Common Stock into a larger number of shares; (C) combines (including by way of a reverse stock split) outstanding shares of Common Stock into a smaller number of shares; or (D) issues, in the event of a reclassification of shares of the Common Stock, any shares of capital stock of the Company, then the Conversion price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding any treasury shares of the Company) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event.

(c) Fundamental Transaction. If, at any time while this Warrant is outstanding, (A) the Company effects any merger or consolidation of the Company with or into another entity of any kind, (B) the Company effects any sale of all or substantially all of its assets in one transaction or a series of related transactions, (C) any tender offer or exchange offer (whether by the Company or another entity, person, or group of either) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (D) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (in any such case, a “Fundamental Transaction”), then, upon any subsequent exercise of this Warrant, Holder shall have the right to receive, for each share of Common Stock that would have been issuable upon such conversion immediately prior to the occurrence of such Fundamental Transaction, the same kind and amount of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental Transaction, Holder of one (1) share of Common Stock (the “Alternate Consideration”). For purposes of any such conversion, the determination of the Conversion price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one (1) share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Conversion price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. The Company shall use commercially reasonable efforts to ensure the holding period under Rule 144(d) of the Securities Act is maintained on behalf of Holder under this Warrant in the event of a Fundamental Transaction.

8. Modification and Waiver. This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the Company and the Holder.

9. Notices. Any notice, request or other document required or permitted to be given or delivered to the Holder hereof or the Company shall be delivered or shall be sent by certified mail, postage prepaid, to each such Holder at its address as shown on the books of the Company or to the Company at the address indicated therefor in the first paragraph of this Warrant or such other address as either may from time to time provide to the other.

10. Binding Effect on Successors. This Warrant shall be binding upon any entity succeeding the Company by merger, consolidation or acquisition of all or substantially all of the Company’s assets. All of the obligations of the Company relating to the Common Stock issuable upon the exercise of this Warrant shall survive the exercise and termination of this Warrant. All of the covenants and agreements of the Company shall inure to the benefit of the successors and assigns of the Holder hereof.

11. Descriptive Headings and Governing Law. The description headings of the several sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. This Warrant shall for all purposes be construed and interpreted in accordance with the laws of the State of New York, without regard to any conflict of law rule or principle that would give effect to the laws of another jurisdiction. All parties hereto (i) agree that any legal suit, action or proceeding arising out of or relating to this Agreement shall be instituted only in a federal or state court located in the State of New York; (ii) waive any objection which they may now or hereafter have to the laying of the venue of any such suit, action or proceeding, including, without limitation, any objection based on the assertion that such venue is an inconvenient forum; and (iii) irrevocably submit to the jurisdiction of such federal or state courts in the State of New York in any such suit, action or proceeding. All parties hereto agree that the mailing of any processing any suit, action or proceeding in accordance with the notice provisions of this Agreement shall constitute personal service thereof.

12. Lost Warrants. The Company represents and warrants to the Holder hereof that upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, or in the case of any such mutilation upon surrender and cancellation of such Warrant, the Company will make and deliver a new Warrant, of like tenor in lieu of the lost, stolen, destroyed or mutilated Warrant.

13. Fractional Shares. No fractional shares shall be issued upon exercise of this Warrant. The number of shares that shall be issued upon exercise of this Warrant shall be rounded to the nearest whole share.

14. Indemnification. Holder hereby agrees to indemnify and hold harmless the Company and its incorporators, officers, directors, employees and agents, and any of its professional advisors, and any corporation or entity affiliated with the Company, and their officers, directors, employees and agents, and any of their professional advisors, from and against any and all loss, damage, liability or expense (including reasonable attorneys’ fees) due to or arising out of a breach of any of the representations or warranties contained in this Warrant. This obligation shall survive the termination, expiration or exercise of this Warrant.

[SIGNATURE PAGE FOLLOWS]

In Witness Whereof, chatAND, Inc. has caused this Warrant to be duly executed by its officers, thereunto duly authorized this 11th day of February 2015.

ChatAND, Inc.
a Nevada corporation

By:	/s/ Michael Lebor
Name:	Michael Lebor
Title:	Chief Executive Officer

EXHIBIT B

SUBSCRIPTION FORM

Date: ____________

chatAND, Inc.
244 5th Avenue, Suite C68

New York, NY 10001

Attn: Chief Executive Officer

Ladies and Gentlemen:

●	The undersigned hereby elects to exercise the warrant issued to it by chatAND, Inc. (the “Company”) and dated ________ _____, ____Warrant No. ____ (the “Warrant”) and to purchase thereunder _____________ shares of the Common Stock of the Company (the “Shares”) at a purchase price of [ ] ($____) per Share or an aggregate purchase price of ______________ Dollars ($________) and/or [Cashless Exercise Calculation] the (“Purchase Price”).

●	The undersigned represents that (i) the aforesaid common stock is being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such interest; (ii) the undersigned is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision regarding its investment in the Company; (iii) the undersigned is experienced in making investments of this type and has such knowledge and background in financial and business matters that the undersigned is capable of evaluating the merits and risks of this investment and protecting the undersigned’s own interests; (iv) the undersigned understands that the common stock issuable upon exercise of this Warrant has not been registered under the Securities Act of 1933, as amended (the “Securities Act”), by reason of a specific exemption from the registration provisions of the Securities Act, which exemption depends upon, among other things, the bona fide nature of the investment intent as expressed herein, and, because such common stock has not been registered under the Securities Act, it must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available; (v) the undersigned is aware that the aforesaid common stock may not be sold pursuant to Rule 144 adopted under the Securities Act (“Rule 144”) unless certain conditions are met and until the undersigned has held the shares for the number of years prescribed by Rule 144, that among the conditions for use of Rule 144 is the availability of current information to the public about the Company and the Company has not made such information available and has no present plans to do so; and (vi) the undersigned agrees not to make any disposition of all or any part of the aforesaid common stock unless and until there is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with said registration statement, or the undersigned has provided the Company with an opinion of counsel satisfactory to the Company, stating that such registration is not required.

Pursuant to the terms of the Warrant the undersigned has delivered the Purchase Price herewith in full in cash or by certified check or wire transfer.

Very truly yours.

By:

Title: